5a. INCOME TAXES	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
5a. INCOME TAXES

The Company has incurred net operating losses ("NOLs") since inception. As of December 31, 2016, the company had NOL carryforwards available through 2035 of approximately $79.3 million to offset its future income tax liability. The NOL carryforwards began to expire in 2008. The company has not recorded deferred tax assets due to uncertainties related to utilization of NOLs as well as calculation of effective tax rate. Utilization of existing NOL carryforwards may be limited in future years based on significant ownership changes. The company is in the process of analyzing their NOL and has not determined if the company has had any change of control issues that could limit the future use of NOL.

Components of deferred taxes are as follow at December 31 (in thousands):

	2016	2015
Deferred tax assets	$795	$626
Net operating loss carry forwards	27,958	28,201
Deferred tax liabilities: intangible assets and other	—	—
	28,753	28,827
Valuation allowance	(28,753)	(28,827)
	$0	$0

The following is a summary of the items that caused recorded income taxes to differ from taxes computed using the statutory federal income tax rate for the years ended December 31:

	2016	2015
Statutory federal tax rate	34%	34%
State taxes, net of federal benefit	4	4
Nondeductible expenses	—	—
Valuation allowance	(38)	(38)
	0%	0%